Mortgage Loans	12 Months Ended
Dec. 31, 2018
SEC Schedule, 12-29, Real Estate Companies, Investment in Mortgage Loans on Real Estate [Abstract]
Mortgage Loans
5. Mortgage Loans
The Company originates and manages a portfolio of mortgage loans, which are secured by first-mortgage liens on income-producing commercial real estate, primarily in the retail, industrial and office building sectors. Loans are underwritten based on loan-to-value (LTV) ratios and debt-service coverage ratios (DSCR), as well as detailed market, property and borrower analyses. The Company's mortgage loan portfolio is considered a single portfolio segment and class of financing receivables, which is consistent with how the Company assesses and monitors the risk and performance of the portfolio. A large majority of these loans have personal guarantees, and all mortgaged properties are inspected annually. The Company updates each loan's LTV ratio every period based on the carrying value of the property, while property information (such as property value and income for DSCR) is updated annually, primarily during the third quarter.
The Company's mortgage loan portfolio is diversified by geographic region, loan size and scheduled maturity. As of December 31, 2018, the three states with the largest concentrations of the Company's commercial mortgage loans were California, Texas and Washington, representing 26.3%, 11.2%, and 6.9%, respectively, of total outstanding principal. Of the loans in California, 41.9% related to properties located in the Los Angeles area.
As of the Merger Date, all outstanding mortgage loans were measured at fair value, which resulted in the establishment of a net premium for the portfolio. This net premium is amortized into net investment income for each loan based on its expected maturity, using the effective interest rate method. As of December 31, 2018 and 2017, the unamortized premium balance was $130.6 and $177.1, respectively.
For loans issued subsequent to the Merger, the carrying value of mortgage loans reflects outstanding principal balances, adjusted for unamortized deferred fees and costs, net of an allowance for loan losses. Loan origination fees and costs are deferred and amortized over the life of the loan. Interest income, including amortization of deferred fees and expenses, is recorded in net investment income using the effective interest rate method.
Allowance for Loan Losses
The allowance for losses on mortgage loans provides for the risk of credit loss inherent in the lending process. The allowance consists of a portfolio reserve for probable losses incurred but not specifically identified and, as needed, specific reserves for impaired loans. The allowance for losses on mortgage loans is evaluated at each reporting period and adjustments are recorded when appropriate. Loans are specifically evaluated for impairment if the Company considers it probable that amounts due according to the terms of the loan agreement will not be collected, or the loan is modified in a troubled debt restructuring. The Company establishes specific reserves for these loans when the fair value is less than the carrying value.
To assist in its evaluation of the allowance for loan losses, the Company utilizes the following credit quality indicators to categorize its loans as lower, medium or higher risk:

•	Lower Risk Loans – Loans with an LTV ratio of less than 65%, and a DSCR of greater than 1.50.

•	Medium Risk Loans – Loans that have an LTV ratio of less than 65% but a DSCR below 1.50, or loans with an LTV ratio between 65% and 80% and a DSCR of greater than 1.50.

•	Higher Risk Loans – Loans with an LTV ratio greater than 80%, or loans which have an LTV ratio between 65% and 80% and a DSCR of less than 1.50.
As a result of the Merger, loans held as of February 1, 2016 (referred to as PGAAP loans) were adjusted to fair value, which incorporated expectations for credit losses at that time, and the allowance was set to zero. The Company separately monitors these loans for deterioration in credit quality or other indicators that a loss has incurred. Any allowance related to these PGAAP loans reflects losses incurred subsequent to the Merger.
The following table sets forth the Company's mortgage loans by risk category:

	As of December 31, 2018		As of December 31, 2017
	Balance	%	Balance	%
Lower risk	$1,965.2	66.9%	$1,486.1	69.8%
Medium risk	727.6	24.8	486.3	22.8
Higher risk	244.7	8.3	157.6	7.4
Subtotal, excluding certain PGAAP loans	2,937.5	100.0	2,130.0	100.0
Lower risk	2,586.9	73.0	2,899.2	70.7
Medium risk	745.9	21.0	896.8	21.8
Higher risk	211.2	6.0	308.4	7.5
Subtotal, certain PGAAP loans (1)	3,544.0	100.0%	4,104.4	100.0%
Loans specifically evaluated for impairment (2)	—		4.8
Other (3)	3.6		2.0
Total	$6,485.1		$6,241.2
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(1)	Represents loans set to fair value on February 1, 2016 for which there are no indications of subsequent credit deterioration.

(2)	As of both December 31, 2018 and 2017, no reserves were held for loans specifically evaluated for impairment.

(3)	Includes allowance for loan losses and deferred fees and costs.
In developing the portfolio reserve for incurred but not specifically identified losses, the Company evaluates loans by risk category. The Company considers past loan experience, commercial real estate market conditions, third-party data for expected losses on loans with similar LTV ratios and DSCRs, personal guarantees, and other relevant factors when determining whether an allowance is needed for loans categorized as medium or higher risk. No allowance is recorded for lower risk loans, based on their characteristics and the Company's historical experience. In developing the provision for specifically identified loans, a market valuation on the collateral is performed to determine if a reserve is necessary.
The following table summarizes the activity in the Company’s allowance for mortgage loan losses, which includes portfolio and specific reserves:

	Successor Company			Predecessor Company
	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	February 1 to December 31, 2016	January 1 to January 31, 2016
Allowance at beginning of period (1)	$1.0	$0.7	$—	$8.1
Provision for specific loans	0.6	—	—	—
Provision for loans not specifically identified	0.5	0.3	0.7	—
Charge-offs	(0.6)	—	—	—
Allowance at end of period	$1.5	$1.0	$0.7	$8.1
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(1)	Balance was reset to $0.0 on February 1, 2016 due to PGAAP.
Non-performing loans, defined generally as those in default, close to being in default or more than 90 days past due, are placed on non-accrual status. As of December 31, 2018 and 2017, no loans were considered non-performing.